UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2022

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

4101 North Thanksgiving Way

Lehi, UT  84043

(Address of principal executive offices)

(949) 281-2606

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

Auditor Change from Macias Gini & O’Connell, LLP to Marcum LLP

The Audit Committee of the Board of Directors (the “Audit Committee”) of Vivakor, Inc. (the “Company”) performed a competitive review process to evaluate and select a firm as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. On July 1, 2022, the Audit Committee approved the dismissal of Macias Gini & O’Connell, LLP (“MGO”) as the Company’s independent registered public accounting firm and also approved the appointment of Marcum LLP (“Marcum”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2022. Marcum was formally engaged July 5, 2022.

MGO’s reports on the Company’s financial statements for the fiscal years ended December 31, 2021 and December 31, 2020 contained no adverse opinions or disclaimers of opinions and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2021 and December 31, 2020, and the subsequent period through July 5, 2022, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and MGO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MGO, would have caused MGO to make reference to the subject matter of the disagreement in MGO’s reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided MGO with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that MGO furnish it with a letter addressed to the U.S. Securities and Exchange Commission (“SEC”) stating whether MGO agrees with the above disclosures and, if not, stating the respects in which MGO does not agree. A copy of MGO’s letter to the SEC, dated July 8, 2022, is filed herewith as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2021 and December 31, 2020, and the interim period through June 30, 2022, the Company did not consult with Marcum regarding: (i) the application of accounting principles to a specified transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
16.1	Letter of Macias Gini & O’Connell, LLP dated July [*], 2022, on the Change in Certifying Accountant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

By:	/s/ Matthew Nicosia
Name: Matthew Nicosia
Title: Chief Executive Officer

Dated: July 11, 2022

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